                                                                    EXHIBIT 10.2


MARVIN L. KROEKER and               AND                 AQUAPRO CORPORATION
MARIE B. KROEKER



                             SUPPLEMENTAL AGREEMENT

          FOR AND IN CONSIDERATION of the mutual benefits and privileges flowing, and to flow, to each of the parties hereto, we, MARVIN L. KROEKER and MARIE B. KROEKER, individually, hereinafter referred to as "Seller", and AQUAPRO CORPORATION, a Tennessee corporation authorized to do business in the State of Mississippi, hereinafter referred to as "Purchaser", do hereby covenant and agree as follows:

          1. The parties have heretofore contracted for the purchase and sale of certain realty in Sunflower and Leflore Counties, MS.

          2. The survey commissioned by purchaser indicates that some of the ponds/levees and perhaps other portions of the property believed to be owned and occupied by the sellers lies outside their deeded descriptions.

          3. Sellers wish to sell, and purchasers wish to purchase, by proper description, that property identified by the parties according to the boundaries pointed out by sellers and approved by purchaser.

          4. Sellers assert that they own all of the subject property, by deed and/or adverse possession.

          5. The parties shall close the transaction on or before June 30, 1999, using the deeded descriptions.

          6. If a proper survey reflects that some of the property does in fact lie outside the deeded descriptions, then proper surveyed descriptions shall be provided, and the parties shall promptly execute such documents as shall be necessary to convey title to the entire property, and likewise to provide the requisite security interest.

          7. In the event the survey indicates acreage different from that which the parties have previously agreed upon, then the purchase price shall be adjusted according to the proper acreage.

          WITNESS the signatures of the parties hereto, in duplicate original, on this the 29th day of June, A. D., 1999.


(Seller)
                                             /s/ MARVIN L. KROEKER
                                             -----------------------------------
                                             MARVIN L. KROEKER



                                             /s/ MARIE B. KROEKER
                                             -----------------------------------
                                             MARIE B. KROEKER
                                             AQUAPRO CORPORATION
(Purchaser)

                                             By S. HASTINGS, JR.
                                                --------------------------------
                                                PRESIDENT

STATE OF MISSISSIPPI
COUNTY OF SUNFLOWER

         Personally appeared before me, the undersigned authority of law in and for the county and state aforesaid, within my jurisdiction, on this the 29th day of June, 1999, the within named MARVIN L. KROEKER and wife, MARIE B. KROEKER, who acknowledged that they signed and delivered the above and foregoing instrument in writing.

                          /s/  Lisa Renfroe          NOTARY PUBLIC
                          ---------------------

My commission expires:
January 20, 2003.
---------------------

STATE OF MISSISSIPPI
COUNTY OF SUNFLOWER

         Personally appeared before me, the undersigned authority of law in and for the county and state aforesaid, within my jurisdiction, on this the 29th day of June, 1999, the within named GEORGE S. HASTINGS, who acknowledged that they signed and delivered the above and foregoing instrument in writing.

                          /s/  Lisa Renfroe          NOTARY PUBLIC
                          ---------------------

My commission expires:
January 20, 2003.
---------------------

MARVIN L. KROEKER and              AND                 AQUAPRO CORPORATION
MARIE B. KROEKER

                             SUPPLEMENTAL AGREEMENT

          FOR AND IN CONSIDERATION of the mutual benefits and privileges flowing, and to flow, to each of the parties hereto, we, MARVIN L. KROEKER and MARIE B. KROEKER, individually, hereinafter referred to as "Seller", and AQUAPRO CORPORATION, a Tennessee corporation authorized to do business in the State of Mississippi, hereinafter referred to as "Purchaser", do hereby covenant and agree as follows:

          1. The parties have heretofore contracted for the purchase and sale of certain realty in Sunflower and Leflore Counties, MS.

          2. The survey commissioned by purchaser indicates that some of the ponds/levees and perhaps other portions of the property believed to be owned and occupied by the sellers lies outside their deeded descriptions.

          3. Sellers wish to sell, and purchasers wish to purchase, by proper description, that property identified by the parties according to the boundaries pointed out by sellers and approved by purchaser.

          4. Sellers assert that they own all of the subject property, by deed and/or adverse possession.

          5. The parties shall close the transaction on or before June 30, 1999, using the deeded descriptions.

          6. If a proper survey reflects that some of the property does in fact lie outside the deeded descriptions, then proper surveyed descriptions shall be provided, and the parties shall promptly execute such documents as shall be necessary to convey title to the entire property, and likewise to provide the requisite security interest.

          7. In the event the survey indicates acreage different from that which the parties have previously agreed upon, then the purchase price shall be adjusted according to the proper acreage.

          WITNESS the signatures of the parties hereto, in duplicate original, on this the 29th day of June, A. D., 1999.


(Seller)
                                             /s/ MARVIN L. KROEKER
                                             -----------------------------------
                                             MARVIN L. KROEKER



                                             /s/ MARIE B. KROEKER
                                             -----------------------------------
                                             MARIE B. KROEKER
                                             AQUAPRO CORPORATION
(Purchaser)

                                             By /s/ S. HASTINGS, JR.
                                                --------------------------------
                                                PRESIDENT

STATE OF MISSISSIPPI
COUNTY OF SUNFLOWER

         Personally appeared before me, the undersigned authority of law in and for the county and state aforesaid, within my jurisdiction, on this the 29th day of June, 1999, the within named MARVIN L. KROEKER and wife, MARIE B. KROEKER, who acknowledged that they signed and delivered the above and foregoing instrument in writing.

                          /s/  Lisa Renfroe          NOTARY PUBLIC
                          ---------------------

My commission expires
January 20, 2003.
---------------------




STATE OF MISSISSIPPI
COUNTY OF SUNFLOWER

         Personally appeared before me, the undersigned authority of law in and for the county and state aforesaid, within my jurisdiction, on this the 29th day of June, 1999, the within named GEORGE S. HASTINGS, who acknowledged that they signed and delivered the above and foregoing instrument in writing.

                          /s/  Lisa Renfroe          NOTARY PUBLIC
                          ---------------------

My commission expires
January 20, 2003.
---------------------





                                        2